Capital Management (Tables)	6 Months Ended
Jun. 30, 2025
Capital Management [Abstract]
Schedule of Net Gearing Ratios	The net gearing ratios as at June 30, 2025 and December 31, 2024 are as follows:
	June 30, 2025	December 31, 2024
	USD	USD
Borrowings	6,326,638	6,028,791
Less: cash and bank balances	(2,361,689)	(1,000,284)
Net debt	3,964,949	5,028,507
Total Owner’s equity	4,059,985	2,108,568
Net gearing ratio	0.98	2.38